UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2014

MagnaChip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A. 1, Allée Scheffer, L-2520 Luxembourg, Grand Duchy of Luxembourg		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The New York Stock Exchange (“NYSE”) Listed Company Manual (the “Manual”) requires NYSE-listed companies to make certain corporate governance disclosures in their Annual Reports on Form 10-K or their annual meeting proxy statements. As a result of the previously disclosed delay in the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “2013 Form 10-K”), MagnaChip Semiconductor Corporation (the “Company” or “we”) has not yet made such corporate governance disclosures ordinarily required to be contained in those filings for 2014. Accordingly, in connection with the submission by the Company of its Section 303A Annual Written Affirmation to the NYSE for 2014, the Company is filing this Current Report on Form 8-K to disclose the corporate governance matters required to be disclosed annually by Section 303A of the Manual.

Director Independence

NYSE rules require that at least a majority of the Company’s Board of Directors (the “Board”) be independent of our Company and management. The rules also require that the Board affirmatively determine that there are no material relationships between a director and the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) before such director can be deemed independent. The Board reviews the independence of each director annually. In determining the independence of our directors, the Board considered Section 303A of the Manual and broadly considered the materiality of each director’s relationship with the Company. Based upon the foregoing criteria, the Board has determined that the following directors are independent: Mr. R. Douglas Norby, Mr. Michael Elkins, Dr. Ilbok Lee and Mr. Nader Tavakoli. In making such determination of independence for Mr. Elkins under the applicable NYSE independence standards for his service on the Compensation Committee of the Board, the Board specifically considered Mr. Elkins’ previous employment and current consulting arrangement with funds affiliated with Avenue Capital Management II, L.P.

Presiding Director and Executive Sessions of the Board

In accordance with the Company’s Corporate Governance Guidelines, the presiding director of the Board is the Chairman of the Board, if present, or in such person’s absence, the Lead Director, or in such person’s absence, the Audit Committee Chairman, or in such person’s absence, the independent director present who has the most seniority on the Board. The presiding director presides at all meetings of the Board and is responsible for chairing the Board’s executive sessions. The Company’s non-management directors meet at regularly scheduled Board meetings in executive session without management present.

R. Douglas Norby has been selected by the Board to be the Company’s Chairman of the Board and he presides over executive sessions of the Board’s non-management directors. Michael Elkins, our Lead Director, presides over executive sessions of the Board’s non-management directors when Mr. Norby is not present.

In addition, in accordance with our Corporate Governance Guidelines, the independent members of the Board meet at least twice a year in executive session. R. Douglas Norby, as Chairman of the Board, presides over executive sessions of the Board’s independent directors. Michael Elkins, our Lead Director, presides over executive sessions of the Board’s independent directors when Mr. Norby is not present.

Communications with the Board

A stockholder or other interested party who wishes to communicate directly with the Board, the Chairman of the Board, the Lead Director, a committee of the Board, the non-management or independent directors as a group, or with an individual director, regarding matters related to the Company should send the communication to:

Board of Directors

or Chairman of the Board

or Lead Director

or individual director, committee or group of directors

MagnaChip Semiconductor Corporation

c/o MagnaChip Semiconductor, Inc.

Corporate Secretary

20400 Stevens Creek Boulevard, Suite 370

Cupertino, CA 95014

Facsimile: (408) 625-5990

We will forward all stockholder and other interested party correspondence about the Company to the Board, the Chairman of the Board, the Lead Director, a committee of the Board, the non-management or independent directors as a group, or an individual director, as appropriate. We will not forward communications that are spam, junk mail or mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. We will provide a copy of our Code of Business Conduct and Ethics without charge to any person upon written request made to our Senior Vice President, General Counsel and Secretary at MagnaChip Semiconductor Corporation, c/o MagnaChip Semiconductor, Inc., 20400 Stevens Creek Boulevard, Suite 370, Cupertino, CA 95014. Our Code of Business Conduct and Ethics is also available on our website at www.magnachip.com. We will disclose any waivers or amendments to the provisions of our Code of Business Conduct and Ethics on our website.

Committee Charters and Corporate Governance Guidelines

The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board has adopted a written charter for each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

We have adopted Corporate Governance Guidelines which, in conjunction with the Board committee charters, provide the framework for the governance of the Company.

The written charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, as well as our Corporate Governance Guidelines, are posted and available on our website at www.magnachip.com.

Caution Regarding Forward Looking Statements:

Information in this Current Report regarding the Company’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this Current Report are based upon information available to the Company as of the date of this Current Report, which may change, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include, among others, the risks and uncertainties of the Company’s business detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Form 10-K filed on February 22, 2013 and subsequent registration statements, amendments or other reports that the Company may file from time to time with the SEC and/or make available on the Company’s website (without regard to any financial information described therein to the extent it relates to the previously announced financial statement restatement periods). The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: December 31, 2014	By:	/s/ Theodore Kim
Theodore Kim
Senior Vice President, General Counsel and Secretary